                                                                   EXHIBIT 10.35


          STATEMENT OF WORK UNDER PILOTCENTER MASTER SERVICES AGREEMENT

--------------------------------------------------------------------------------
                                [CENTER 7/ INC.]

[C7 LOGO]                       STATEMENT OF WORK UNDER PILOTCENTER MASTER
                                SERVICES AGREEMENT

                                Confidential and Proprietary to Center 7 and MTI Unpublished Work -- Copyright Center 7
                                All Rights Reserved
--------------------------------------------------------------------------------


                             STATEMENT OF WORK NO. 1
                                    "Monthly"
                               Date: April 1, 2001



This Statement of Work (the "SOW") is entered into under the terms and conditions of the PilotCenter Master Services Agreement (Agreement No. 011303) dated April 1, 2001 by and between MTI Technology Corporation, a Delaware corporation ("Customer") and Center 7, Inc. ("Center 7"). In the event of a conflict between the provisions of this SOW and the Pilot Center Master Services Agreement, the provisions of this SOW shall prevail. The terms and conditions of the Pilot Center Master Services Agreement shall prevail over any conflicting, additional or other terms appearing on any document submitted by either party unless agreed in writing by authorized representatives of each party. This Statement of Work includes the following attached Appendices:

         Appendix A:       Statement of Services
         Appendix B:       Resources
         Appendix C:       Payment Schedule
         Appendix D:       Contacts and Notices
         Appendix E:       (Not Included)
         Appendix F:       Service Level Agreement

This SOW, including the above referenced Appendices, is agreed to and accepted by Customer and Center 7:



Authorized Signatures:


-----------------------                     ------------------------
For Customer                                For Center 7

                                   APPENDIX A
                              STATEMENT OF SERVICES

SCOPE OF SERVICES

Following the execution of the Agreement No. 011303 and SOW, a Center 7 Project Manager will be assigned to the customer project. The Project Manager, along with the Implementation Team will meet with customers' appropriate technical personnel to determine a project timeline and schedule for implementation. Through the direction of the Project Manager, Center 7 will perform the following:

    - Evaluate and, if technically feasible, integrate up to seven (7) Third Parties' Tools with PilotCenter. Integration is defined as the ability to collect all of the relevant data needed by the Third Parties' Tools and relay them to a remote location where a copy of the Third Parties' Tools is running for the support personnel's observation.

    -   Provide automatic skill request routing

    -   Provide PilotCenter Advanced Help Desk for:

        -       MTI Customers

        -       MTI Field Service

        -       MTI Network Operations Center (NOC)

    -   Provide MTI customers with email notification of ticket status

    -   Provide MTI Field Techs with robust email notifications

    - Integrate PilotCenter performance agent into monitoring of MTI internal systems

    -   Upgrade visual presence of MTI NOC

        -       Install flat-panel plasma screen monitor

        -       Install PC for live demo of PilotCenter

        -       Enable MTI NOC with World View (2D and 3D)

    - Operate, manage, and monitor the systems required to support customer project 24 hours a day, 7 days a week, 365 days per year

    - Graphical representation of MTI's product line consisting of the following models -- V10, V20, V30, V35, Vcache, S200.

    - Integration of AHD website to collect all critical events and incidents of problems with Vivants which are mutually agreed upon between Center 7 and MTI.

REPORTING SERVICES

    -   Overall Summary

    -   Total Volume of Call Requests

    -   Active Requests Aging Report

    -   Active Requests Aging Report by Priority

    -   Active Requests at Weeks End Other

    -   Analyst Count by Priority - Closed Status Report

    -   Key Organization Summary

    -   Location Count by Priority

    -   Location Count Problems by Priority

    -   Location Count Requests by Priority

    -   Open/Closed Analysis by Analyst

    -   Request Activity

    -   Request Aging Detail

    -   Request Aging Detail by Analyst

    -   Request Areas Currently Active

    -   Request Areas for Last 30 Days

    -   Total Volume of Requests

    -   Urgency #1 Summary by Customer

    -   SLA results based on 24 hrs.

    -   Urgency #1 summary by customer

    -   Active requests at weeks end all

    -   Active requests at weeks end critical

    -   Active requests at weeks end warning

    -   Performance Reports

    -   Web Response Reports

    -   Advance Enterprise Reports

    -   Web management Reports

    -   Web-based Service Level Reporting (SLR) of BPV

NOTIFICATION AND ESCALATION POLICY

Customer and Center 7 will determine the notification and escalation methods. Specific notification and escalation methods will be defined in writing during the deployment process and attached as an Appendix to the SOW. Options for notification and escalation include but are not limited to voice, email and pager. MTI is able to define which notification and escalation methods are to be used for specific time periods. For example, voice notification Monday through Friday, and pager notification on Weekends.

PROJECT MANAGEMENT

The Project Manager will oversee the project and act as the primary point of contact for Customer. The Project Manager is responsible for coordinating resources, Center 7 personnel, and services during the implementation and is responsible for the following functions:

        -       Determine appropriate resources

        - Develop a project plan which includes project timelines and the assignment of personnel to specific tasks

        - Maintain a list of issues and track the progress of these issues until resolved

        - Oversee weekly status meetings and provide status reports to customer

        - Provide customer with documentation that outlines the tasks completed, the final Unicenter TNG architecture, and the New Client Packet

        -       Oversee and conduct training process



Authorized Signatures:


-----------------------                     ------------------------
For Customer                                For Center 7

                                   APPENDIX B
                                    RESOURCES



INTRODUCTION

This Appendix describes the resources to be provided by Center 7 and the Customer.


RESOURCES TO BE PROVIDED BY CENTER 7

    -   Cyberstack(TM) -- installed at the customer site

    -   Mid-Level or Aggregate Common Object Repository (CORE) at Center 7

    -   Personnel necessary to complete the scope of services

    - Facilities -- The solution will be monitored at our Center 7 facility at 333 South 520 West in Lindon, Utah. This facility provides uninterruptible power supply and a generator backup, fire-suppression, excellent backbone connectivity with multiple providers, secure access and 7x24, 365 monitoring.

RESOURCES TO BE PROVIDED BY THE CUSTOMER

    - List of personnel and how to contact the personnel for any event triggered

    -   List of any special escalation procedures

    - Network connectivity to Internet for CyberStacks (T1 minimum -- can be shared with customers' existing infrastructure)

    - Current configuration of Unicenter TNG, DSM Policy, MIB integration, etc.

    -   UPS

    -   Power

    -   7x24, 365 Building Access (For implementation only)

    -   Network Access

    -   SNMP Community Names

    -   (2) Dedicated analog telephone lines

    -   Adequate floor space to accommodate CyberStack

    -   Personnel to assist in implementation



Authorized Signatures:


-----------------------                     ------------------------
For Customer                                For Center 7

                                   APPENDIX C
                                PAYMENT SCHEDULE



PRICING

The options listed below are based on the information gathered from our recent meetings, conversations, and emails with MTI. The price is based on number of PU's hosted and deployed and service level delivered. Service fee includes software, maintenance, implementation, hardware, monitoring, updates, AHD integration, and Center 7 PCC service. These monthly fees are based on 36-month commitment.


                                 MONTHLY SERVICE





Unicenter TNG License Fees
                                                                     Included

Unicenter TNG Maintenance Fees (3 Yrs)
                                                                     Included

Professional Implementation Services Fees
                                                                     Included

SQL Server License Fees
                                                                     Included

Client CyberStack costs (hardware to host Unicenter)
                                                                     Included

Expert EM Operations & Admin Labor (3 yrs)
                                                                     Included

CENTER 7 Operations Facilities
                                                                     Included

MONTHLY SERVICE FEE
                                                                     $ 50,000




PAYMENT SCHEDULE

     -   INITIAL TERM:                     36 MONTHS

     -   MONTHLY  SERVICE FEE              $ 50,000

     -   EFFECTIVE DATE:                   April 1, 2001


SOW TERM

Continuing for a period of 36 months, Center 7 will provide the Services specified in this SOW.

MONTHLY PAYMENT

Each monthly payment shall be paid by Customer to Center 7 no later than the first day of the month for which the payment applies.


PAYMENT CHANGES

Center 7 will notify Customer in writing 30 days before any changes are made to the monthly invoice. The changes shall include description of service provided by Center 7 and/or amendment to SOW.


TERM AND TERMINATION

The Initial Term for this SOW shall be 36 months beginning with the Effective Date. Upon the expiration of the Initial Term, the term of the SOW shall be extended automatically on a month-to-month basis, unless and until either party gives the other no less than thirty (30) days' notice of termination. The parties agree, however, that Customer or Center 7 may terminate this SOW for any reason, with or without cause after the Initial Term.



Authorized Signatures:


-----------------------                     ------------------------
For Customer                                For Center 7

                                   APPENDIX D
                              CONTACTS AND NOTICES



CONTACT INFORMATION

Each Party has designated for itself at least one contact person below. Notices and other communications shall be directed to the other Party's contact person.


CUSTOMER'S CONTACT PERSON

NAME:        Paul Emery

ADDRESS:     4905 E. La Palma Avenue

             Anaheim, CA 92807

TELEPHONE:   (714) 970-0300

FAX:         (714) 693-2607

E-MAIL:      pemery@mti.com


CENTER 7'S CONTACT PERSON

NAME:        Darren Schiffer

ADDRESS:     333 South 520 West
             Lindon, UT 84042

TELEPHONE:   1.800.404.8750 or 1.801.805.HELP(4357) or 1.801.805.3079

FAX:         1.801.443.0030

E-MAIL:      helpdesk@center7.com
             d.schiffer@center7.com



Authorized Signatures:


-----------------------                     ------------------------
For Customer                                For Center 7

                                   APPENDIX F
                             SERVICE LEVEL AGREEMENT



INTRODUCTION

Center 7 has provided this Service Level Agreement (SLA) to guarantee the performance and availability of your solution, and to define the remedies available to the Customer if this guarantee is not met. Through our latest reporting mechanisms and uniquely simple compliance calculation, we are able to document and prove the availability of your solution, and quickly credit your account if downtime or performance issues should occur.

Through built-in redundancy at all levels and proactive monitoring Center 7 strives for 100% availability during normal operation times of the Managed Assets as defined in this Statement of Work.


UPTIME GUARANTEE

Center 7 strives for "trueSLA" which is a goal of 100% availability during normal operational times of your PilotCenter solution. Center 7 achieves this level of compliance through redundant services and the proactive monitoring of the solution from Center 7's 7 x 24, 365 staffed Proactive Client Center (PCC). Center 7 is able to monitor, manage, and report information related to this SLA on the following key elements:

        -       Event delivery

        -       Customer access to their Business Process View (BPV)


EVENT DELIVERY

Center 7 PilotCenter solutions take advantage of state-of-the-art enterprise management software and tools. If an event occurs, it is automatically routed to the on-site Cyberstack as well as to Center 7's PCC and logged in the event database. The policy associated with a specific event is acted upon when the event is received.

All events sent to the PCC are stored in a Customer specific event status database. Customers, PCC operators, and even the repair technicians have access to this database. The content of this database reflects the most current, up-to-date status of the Managed Assets being monitored.


CUSTOMER ACCESS TO THEIR VIEW

At any time, the Customer may view the status of their BPV via a web browser. This information is controlled through the Mid-Level Common Object Repository
(CORE) and is updated continually to provide the most up-to-date information possible.


REPAIR TIME

In the rare event that the Center 7 on-site Cyberstack experiences hardware failure, Center 7 will dispatch a repair technician within 24 hours of the reported failure. The repair technician will assess the damage and initiate the repair or replacement.


COMPLIANCE CALCULATION

If Center 7 does not meet the 100% availability of these items, we have created a compliance calculation so that you only pay for the services that you receive.

The calculation of compliance is basic and straight-forward. In the event that Center 7 is unable to provide one hundred percent (100%) availability in a given calendar month, the Customer shall receive a credit to their account equal to the percentage downtime of that month's service fees. For example, if a Customer's solution is unavailable 1% of the time, the Customer is to receive a 1% credit of that month's total monthly bill. Center 7 will automatically apply credit to the Customer's next billing cycle and it is not the responsibility of the Customer to request such credits.

If total downtime per month is equal to or greater than 15% for 2 consecutive months, the Customer may terminate this SOW with Center 7.

Our reporting mechanisms allow us to easily see the performance of you solution through automated monthly reports. These reports are tied directly to our accounting system so in the event that you are due a credit to your account, Center 7 will automatically include such credit on the following months billing.

This SLA is applicable only to items within Center 7's assumed control and guarantees the operation and a minimum percent availability only during the agreed upon operational time.

NORMAL OPERATIONAL TIMES

Non-compliance can only occur during normal operational times as agreed upon between Center 7 and the Customer. In addition, the following items are excluded from normal operational times:

        -       Act of God reasons of Force Majeure

        - Issues associated with non-certified Customer provided hardware, software and other equipment;

        - Issues associated with Customer provided or Customer leased local area networks or ISP connections;

        -       Use of unapproved or modified hardware of software

        - Issues arising from the misuse of the solution by the Customer, its employees, agents, or contractors.

        - Items provided by the Customer which are identified in the Statement of Work, Appendix B (Resources To Be Provided by Customer)

        -       Repair times as listed in this document

        -       Scheduled maintenance times

Should a Force Majeure event occur, the Customer shall have the option of canceling their agreement with Center 7 if the total outage time resulting from such event is greater than seven (7) calendar days.

DEFINITION OF TERMS

AGENT

A component of a management system that represents both the monitored state and controllable behavior of a target resource. Agents represent abstractions of resources and are usually implemented as processes or embedded code.

BUSINESS PROCESS VIEW (BPV)

A tool that groups managed objects based on criteria specified by the Customer. The criteria can be a geographic location, business function, or security. BPV is a managed object. It is stored in the Mid-level Common Object Repository
(CORE), and is accessible to any user through a Web Interface.

CENTER 7 ASSUMED CONTROL

Center 7's "assumed control" includes the following:

        -       Connection to the Internet

        -       Connection to Center 7 internal network

        -       Center 7 provided hardware and software.

EVENT

A situation that usually triggers a change in the state of an object. Events are detected through the polling of, or the receiving of traps from managed objects. (For example, an event may be that disk space is at 90% of its capacity.) Events are sent to the event console for acknowledgement by Unicenter TNG. If Policy is in place when an event occurs, an action takes place (see Policy for details).

EVENT DATABASE

This database is the collection point of all Customer specific events and policy. This database is accessible by the Center 7 PCC, repair technicians and the Customer themselves. Customers access this database from the Internet and are given a unique, secure access method to this database.

CYBERSTACK

The actual rack of hardware installed at Customers' site that monitors and gathers the information from the installed agents.

MANAGED ASSET

A physical network device monitored by Unicenter TNG. A managed asset could be a router, printer, server, workstation, a Windows NT Server, or a SunOS, and so forth and is also referred to as a node.

MID-LEVEL COMMON OBJECT REPOSITORY (CORE)

A database that has predefined classes for the common entities found in heterogeneous environments. The system located at Center 7's Data Center that monitors and gathers information from the Cyberstack.

PROACTIVE CLIENT CENTER (PCC)

The nerve center of Center 7 PilotCenter solutions. Staffed by senior networking professional 7x24 x365.

NORMAL OPERATIONAL TIMES

The time the solution is available to end-users. Scheduled maintenance and administration operation times are not included in this time period.

POLICY

A pre-defined list of message records and message actions that govern the actions to be taken, or not taken, in response to an event. Once a Policy is written for a specific error, then any number of automated actions can take place such as notifications, call request generation, command invoked, and so forth.



Authorized Signatures:


-----------------------                     ------------------------
For Customer                                For Center 7